Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

a) The income tax expense for the year ended December 31, 2020 and 2019 is reconciled per the schedule below:

	2020	2019
Net loss before income taxes	$(1,187,620)	$(359,034)
Depreciation	26,962	(10,956)
Non-deductible portion of meals and entertainment	586	1,115
Expenses paid in shares	415,666	-
Interest on lease liability	5,039	-
Lease payments	(31,292)	-
Gain on impairment	-	54,292
Gain Settlement of Debt	(184,868)	(250,778)
Adjusted net loss for tax purposes	(955,527)	(565,362)
Statutory rate	25.60%	24.63%
	(244,658)	(139,248)
Increase in valuation allowance	244,658	139,248
Provision for income taxes	$-	$-

b) Deferred Income Tax Assets

The tax effects of temporary differences that give rise to the deferred income tax assets at December 31, 2020 and 2019 are as follows:

	2020	2019
Net operating loss carry forwards	$1,365,333	$1,113,488
Transaction costs	-	-
	1,365,333	1,113,488
Deferred tax assets not recognized	(1,365,333)	(1,113,488)
Net deferred tax asset	$-	$-

c) Cumulative Net Operating Losses

The Company has non-capital losses carried forward of approximately $5,897,000 available to reduce future years’ taxable income. These losses will expire as follows:

	United States	Canada	Total
2034	$53,000	$183,000	$236,000
2035	161,000	368,000	529,000
2036	868,000	262,000	1,130,000
2037	1,472,000	59,000	1,531,000
2038	431,000	520,000	951,000
2039	372,000	193,000	565,000
2040	237,000	718,000	955,000
	$3,594,000	$2,303,000	$5,897,000

These net operating loss carryforwards of approximately $5,897,000 may be offset against future taxable income for the years 2021 through 2040. No tax benefit from continuing or discontinued operations have been reported in the December 31, 2020 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to change in ownership provisions of the Tax Reform Act of 1986, net operation loss carryforwards for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

The Company complies with the provisions of FASB ASC 740 in accounting for its uncertain tax positions. ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely that not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. The Company had no accruals for interest and tax penalties at December 31, 2020 and 2019.

The Company does not expect the amount of unrecognized tax benefits to materially change within the next 12 months.

The Company is required to file income tax returns in the U.S. and Canadian federal jurisdictions, as well as the states of New York, New Jersey, and Utah and in the province of Ontario. The Company is no longer subject to income tax examinations by tax authorities for tax years ending before December 31, 2017.